Exhibit 10.10



                              ALBEMARLE CORPORATION

                      EXECUTIVE DEFERRED COMPENSATION PLAN

































                            Effective January 1, 2002


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                                TABLE OF CONTENTS


                                                                   Page


Article I PURPOSE AND EFFECTIVE DATE................................1

Article II DEFINITIONS..............................................1

2.1 Account.........................................................1

2.2 Administrative Committee....................................... 1

2.3 Beneficiary.....................................................1

2.4 Board...........................................................1

2.5 Company.........................................................1

2.6 Deferral Election...............................................2

2.7 Disability......................................................2

2.8 Elected Deferred Compensation...................................2

2.9 Employer........................................................2

2.10 Financial Hardship.............................................2

2.11 Hardship Distribution..........................................2

2.12 Participant....................................................2

2.13 Participation Agreement........................................2

2.14 Plan...........................................................3

2.15 Plan Year......................................................3

2.16 Retirement.....................................................3

2.17 Retirement/Termination Account.................................3

2.18 Scheduled Withdrawal...........................................3

2.19 Scheduled Withdrawal Account...................................3

2.20 Settlement Date................................................3

2.21 Small Account..................................................3

2.22 Valuation Date.................................................3

Article III PARTICIPATION AND DEFERRAL ELECTIONS....................4

3.1 Eligibility and Participation...................................4

3.2 Basic Forms of Deferral.........................................4

3.3 Commencement and Duration of Deferral Election..................4

3.4 Modification of Deferral Elections..............................4

Article IV COMPENSATION ACCOUNTS....................................5

4.1 Accounts........................................................5


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                               TABLE OF CONTENTS
                                  (continued)


4.2 Crediting of Deferrals..........................................5

4.3 Retirement/Termination Account..................................5

4.4 Scheduled Withdrawal Account....................................5

4.5 Vesting of Accounts.............................................5

4.6 Statement of Accounts...........................................6

4.7 Valuation of Accounts...........................................6

Article V INVESTMENT AND EARNINGS...................................6

5.1 Plan Investments................................................6

5.2 Crediting Investment Gains and Losses...........................6

Article VI PLAN BENEFITS............................................6

6.1 Retirement Benefit..............................................6

6.2 Termination Benefit.............................................7

6.3 Death Benefit...................................................7

6.4 Disability Benefit..............................................8

6.5 Small Account...................................................8

6.6 Scheduled Withdrawal............................................8

6.7 Hardship Distribution...........................................9

6.8 Valuation and Settlement........................................9

6.9 Accelerated Distribution.......................................10

6.10 Withholding and Payroll Taxes.................................10

6.11 Payment to Guardian...........................................10

Article VII DESIGNATION............................................11

7.1 Beneficiary Designation........................................11

7.2 Changing Beneficiary...........................................11

7.3 No Beneficiary Designation.....................................11

7.4 Effect of Payment..............................................11

Article VIII FORFEITURES TO COMPANY................................11

8.1 Distribution of Participant's Interest When Company
    is Unable to Locate Distributees...............................11

Article IX ADMINISTRATION..........................................12


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                               TABLE OF CONTENTS
                                  (continued)


9.1 Committee; Duties..............................................12

9.2 Agents.........................................................12

9.3 Binding Effect of Decisions....................................12

9.4 Indemnity of Committee.........................................12

Article X CLAIMS PROCEDURE.........................................12

10.1 Claim.........................................................12

10.2 Denial of Claim...............................................13

10.3 Review of Claim...............................................13

10.4 Final Decision................................................13

Article XI AMENDMENT AND TERMINATION OF PLAN.......................13

11.1 Amendment.....................................................13

11.2 Company's Right to Terminate..................................14

Article XII SPECIAL COMPENSATION AND AWARDS........................15

12.1 Special Compensation and Awards...............................15

12.2 Participation and Deferral Elections..........................15

12.3 Compensation Accounts.........................................15

12.4 Investment and Earnings.......................................15

12.5 Distributions.................................................15

Article XIII MISCELLANEOUS.........................................16

13.1 Unfunded Plan.................................................16

13.2 Unsecured General Creditor....................................16

13.3 Trust Fund....................................................16

13.4 Nonassignability..............................................17

13.5 Not a Contract of Employment..................................17

13.6 Protective Provisions.........................................17

13.7 Governing Law.................................................17

13.8 Validity......................................................17

13.9 Gender........................................................17

13.10 Notice.......................................................17

13.11 Successors...................................................18


Appendix A: Change in Control......................................19

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                              ALBEMARLE CORPORATION

                      EXECUTIVE DEFERRED COMPENSATION PLAN


                     Article I-- PURPOSE AND EFFECTIVE DATE

     The purpose of this Executive Deferred Compensation Plan is to provide current tax planning opportunities as well as supplemental funds upon the retirement or death of certain employees of Employer. It is intended that the Plan will aid in attracting and retaining employees of exceptional ability by providing them with these benefits. The Plan shall be effective as of January 1, 2002.


                           Article II -- DEFINITIONS

     For the purposes of this Plan, the following terms shall have the meanings indicated, unless the content clearly indicates otherwise:

2.1      Account

         Account means the interest of a Participant in the Plan as represented by the hypothetical bookkeeping entries kept by the Employer for each Participant. Each Participant's interest may be divided into one or more separate Accounts which reflect, not only contributions into the Plan, but also gains and losses, allocated thereto, as well as any distributions or other withdrawals. The value of these Accounts shall be determined as of the Valuation Date. The existence of an Account or bookkeeping entries for a Participant (or his Beneficiary) does not create, suggest or imply that a Participant, Beneficiary or other person claiming through them under this Plan has a beneficial interest in any asset of the Employer.


2.2      Administrative Committee

         "Administrative Committee" means the Employee Relations Committee of the Company.


2.3      Beneficiary

         "Beneficiary" means the person, persons or entity (including, without limitation, any trustee) last designated by a Participant to receive the benefits specified hereunder, in the event of the Participant's death.


2.4      Board

         "Board" means the Board of Directors of the Company.


2.5      Company

         "Company" means Albemarle Corporation or any successor to the business thereof.



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2.6      Deferral Election

         Deferral Election" means a base salary, bonus and/or other special compensation or award deferral commitment made by a Participant to establish a Retirement/Termination Account and/or a Scheduled Withdrawal Account pursuant to Article III and Sections 4.3 and 4.4 for which a Participation Agreement has been submitted by the Participant to the Administrative Committee.


2.7      Disability

         Disability" shall have the same meaning such term has under the Company's long term disability plan.


2.8      Elected Deferred Compensation

         Elected Deferred Compensation" means the amount of base salary, bonus and/or other special compensation or award that a Participant elects to defer pursuant to a Deferral Election for a Plan Year.


2.9      Employer

         "Employer" means the Company and any affiliated or subsidiary corporations designated by the Board.


2.10     Financial Hardship

         "Financial Hardship" means an immediate and substantial financial need of the Participant or Beneficiary, determined by the Administrative Committee on the basis of written information supplied by the Participant or Beneficiary in accordance with such standards as are, from time to time, established by the Administrative Committee or applicable law.


2.11     Hardship Distribution

         "Hardship Distribution" means a distribution to a Participant or a Beneficiary pursuant to Section 6.7.


2.12     Participant

         "Participant" means any individual who is participating in this Plan as provided in Article III or Article XII.


2.13     Participation Agreement

         "Participation Agreement" means the written agreement to defer salary, bonus and/or other special compensation or award submitted by a Participant to the Administrative Committee or its delegates.



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2.14     Plan

         "Plan" means this Albemarle Corporation Executive Deferred Compensation Plan as set forth in this document and as the same may be amended, administered or interpreted from time to time.


2.15     Plan Year

         "Plan Year" means each calendar year beginning on January 1 and ending on December 31.


2.16     Retirement

         "Retirement" means a Participant's voluntary termination of employment with Employer, other than by reason of death, on or after the Participant's attainment of sixty (60) and ten (10) years of service.


2.17     Retirement/Termination Account

         "Retirement/Termination Account" means an Account established pursuant to Section 4.3 to provide for distribution of benefits following Retirement.


2.18     Scheduled Withdrawal

         "Scheduled Withdrawal" means a distribution prior to termination of employment pursuant to Section 6.6.


2.19     Scheduled Withdrawal Account

         "Scheduled Withdrawal Account" means an Account which may be established pursuant to Section 4.4 to provide for distribution of benefits on a date selected by the Participant.


2.20     Settlement Date

         "Settlement Date" means the date on which a lump-sum payment shall be made or the date on which installment payments shall commence.


2.21     Small Account

         "Small Account" means a lump-sum payment pursuant to Section 6.5.


2.22     Valuation Date

         "Valuation Date" means the last day of any calendar month, or such other dates as the Administrative Committee may determine, in its sole discretion, which may be either more or less frequent for the valuation of Participants' Accounts.



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               Article III-- PARTICIPATION AND DEFERRAL ELECTIONS

3.1      Eligibility and Participation

(a) Eligibility. All executives designated by the Vice Chairman and Chief Financial Officer or such other individual delegated by the Executive Compensation Committee of the Board shall be entitled to participate in the Plan.

(b) Participation. An eligible employee may elect to participate in the Plan by submitting a Participation Agreement to the Administrative Committee prior to the date he becomes eligible.

3.2      Basic Forms of Deferral

         A Participant may file a Participation Agreement to defer up to fifty percent (50%) of his base salary and/or one hundred percent (100%) of each bonus paid in a Plan Year into the Retirement/Termination Account and/or a Scheduled Withdrawal Account. The amount to be deferred shall be stated as a percentage of base salary and bonus.

3.3      Commencement and Duration of Deferral Election

(a) Each Deferral Election shall be effective until the Participant changes it by filing a new Participation Agreement with the Administrative Committee. The Participant's current Deferral Election shall continue to apply for succeeding Plan Years, unless changed by the Participant prior to the start of the following Plan Year, in accordance with
         Section 3.4 below. A Deferral Election shall commence as of the first day of the next Plan Year following the date a Participation Agreement for such Deferral Election is filed with the Administrative Committee. The Participation Agreement shall specify the portion of the Elected Deferred Compensation to be credited to the Retirement/Termination Account and to each Scheduled Withdrawal Account.

(b) A Deferral Election shall terminate when a Participant terminates employment for any reason or elects a Hardship Withdrawal.

(c) A Deferral Election for a particular Scheduled Withdrawal Account shall terminate at the end of the Plan Year preceding the Plan Year in which the Participant has elected for distribution of such Account.

3.4      Modification of Deferral Elections

         Each Deferral Election shall remain in effect until it is changed by the Participant. A Participant shall not have the right to change, suspend or resume a Deferral Election which is in effect for the current Plan Year. Notwithstanding the foregoing, a Participant may change, suspend or resume his Deferral Election for any succeeding Plan Year in accordance with rules established by the Administrative Committee, provided that the modification applies only to a salary, bonus and/or other special compensation or award payment that is not yet earned.



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                       Article IV-- COMPENSATION ACCOUNTS

4.1      Accounts

         For recordkeeping purposes only, Employer shall maintain up to four (4) separate Accounts for each Participant. The Accounts shall be known as the Retirement/Termination Account and up to three (3) separate Scheduled Withdrawal Accounts.

4.2      Crediting of Deferrals

         Beginning January 1 of each Plan Year, a Participant's Elected Deferred Compensation which consists of deferred base salary shall be credited to the Participant's Accounts within three (3) business days after the date on which the corresponding nondeferred portion of the Participant's base salary is paid or would have been paid but for the Deferral Election. Beginning January 1 of each Plan Year, a Participant's Elected Deferred Compensation which consists of deferred bonus and/or any other special compensation or award shall be credited to the Participant's Accounts within three (3) business days after the date on which the bonus and/or such special compensation or award is paid or would have been paid but for the Deferral Election.

4.3      Retirement/Termination Account

         A Participant may establish a Retirement/Termination Account by filing a Participation Agreement to defer base salary, bonus and/or any other special compensation or award into the Retirement/Termination Account and to receive retirement benefits from such Account following Retirement.

4.4      Scheduled Withdrawal Account

         A Participant may establish up to three (3) Scheduled Withdrawal Accounts by filing a Participation Agreement to defer base salary, bonus and/or any other special compensation or award into the applicable Scheduled Withdrawal Accounts and designating the applicable percentages allocated to each Account. No deferrals may be made into the Participant's Scheduled Withdrawal Accounts during the Plan Year in which the Participant is receiving, or will receive, a Scheduled Withdrawal from any such Account.

4.5      Vesting of Accounts

         Each Participant shall be one hundred percent (100%) vested at all times in the amounts credited to such Participant's
         Retirement/Termination Account and Scheduled Withdrawal Account.


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4.6      Statement of Accounts

         From time to time, the Administrative Committee shall give to each Participant a benefit statement setting forth the balance of the Accounts maintained for the Participant.


4.7      Valuation of Accounts

         A Participant's Account as of each Valuation Date shall consist of the balance of the Participant's Account as of the immediately preceding Valuation Date, plus the Participant's Elected Deferred Compensation, if any, as such Account may be adjusted for investment gains and losses and minus any distributions made from such Account since the immediately preceding Valuation Date.


                      Article V-- INVESTMENT AND EARNINGS

5.1      Plan Investments

         A Participant shall complete a portfolio allocation form electing from among a series of hypothetical investment options designated by the Administrative Committee into which the Participant's Elected Deferred Compensation shall be credited. The performance of the Participant's Account(s) shall be measured based upon the investment options selected. The Participant's Elected Deferred Compensation shall be credited with such hypothetical crediting rates calculated after the investment managers' expenses have been deducted. Investment options may be changed monthly by executing a form available from the Administrative Committee, which form must be returned as indicated by the Administrative Committee at least five (5) days before the beginning of the month in which it is to be effective. The revised or changed investment allocations are effective the first business day of the following month, after receipt of a timely filed investment change form.

5.2      Crediting Investment Gains and Losses

         Participant Accounts shall be credited daily with investment gains and losses as if Accounts were invested in one or more of the Plan's investment options, as selected by the Participant, less administrative charges applied against the particular investment options. Accounts shall be credited with investment gains and losses through the applicable Valuation Date with respect to a particular Settlement Date (or Dates) in anticipation of, and in connection with, a Plan distribution.


                           Article VI-- PLAN BENEFITS

6.1      Retirement Benefit

(a) Amount. If a Participant terminates employment due to Retirement, the Employer shall pay to the Participant a benefit equal to the balance in the Participant's Retirement/Termination Account.


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(b)      Form.  The Participant may elect to receive his Retirement/Termination
         Account in one of the following forms:

(i)      Lump Sum.  A single lump-sum payment; or

(ii) Installment payments. Installment payments in annual payments for a period of up to fifteen (15) years, as elected by the Participant, commencing on the first day of the Plan Year next following the Participant's Retirement date. The first payment shall equal the Participant's account balance as of the most recent Valuation Date divided by the number of installments elected by the Participant. The amount of each succeeding payment shall be redetermined each Plan Year as of January 1 based on the remaining Account balance as of the most recent Valuation Date divided by the remaining number of installment payments. The Account shall be credited with earnings, gains and losses pursuant to Article V.

         A Participant may make an election to change the form in which benefits are to be paid and such election will supercede his most prior election provided the election is made no later than thirty (30) days prior to the last day of the Plan Year immediately prior to the Plan Year in which he commences receipt of his Retirement benefit. An election to change the form of distribution that is filed with the Administrative Committee which is not made at least thirty (30) days prior to the last day of the Plan Year immediately prior to the Plan Year in which the Participant commences receipt of his Retirement benefit shall be null and void and the next preceding timely election filed by the Participant shall be controlling.

         If the Participant makes no election, payments from the Retirement/Termination Account shall be made in annual installments over a period of ten (10) years.

6.2      Termination Benefit

(a) Amount. If a Participant terminates employment for any reason other than Retirement, death or disability, the Employer shall pay to the Participant a benefit equal to the balance in the Participant's Retirement/Termination Account. If a Participant transfers his employment within the Company to a jurisdiction so that the Participant will no longer be subject to Federal income taxation in the United States, the Participant shall be deemed to have terminated employment and the Employer shall pay to the Participant a benefit equal to the balance in the Participant's Retirement/Termination Account.

(b) Form. The Employer shall pay to the Participant the benefit due under this Section 6.2 in a single lump sum.

6.3      Death Benefit

(a) Preretirement Death Benefit. If a Participant dies while employed by Employer, the balances in the Retirement/Termination Account and Scheduled Withdrawal Account, if any, shall be paid to the Participant's Beneficiary in the form elected by the Participant with respect to his Retirement/Termination Account.


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         The Beneficiary shall be permitted to make investment elections and earnings shall continue to be credited pursuant to Article V after the Participant's death.

(b) Postretirement Death Benefit. If a Participant dies following the commencement of Retirement payments, the Employer shall pay to the Participant's Beneficiary any remaining installment payments that would have been paid to the Participant had the Participant survived.

6.4      Disability Benefit

(a) Amount. If a Participant terminates employment due to Disability, the Employer shall pay to the Participant a benefit equal to the balance in the Participant's Retirement/Termination Account.

(b) Form. A Participant who terminates employment due to Disability shall be permitted to elect the form in which benefits will be paid pursuant to Section 6.1(b) of the Plan.

6.5      Small Account

         If, on the date payments are to commence under Sections 6.1, 6.3 or 6.4 of the Plan, the Participant's Account balance is less than fifty thousand dollars ($50,000), the Administrative Committee may, in its discretion, pay such Account in a single lump-sum payment to the Participant or Beneficiary, as applicable.

6.6      Scheduled Withdrawal

(a) Form and Commencement. The entire balance of the applicable Scheduled Withdrawal Account shall be paid in either a single lump sum or in installment payments on the date or dates elected by the Participant at the time the applicable Account was established. In no event shall the payment date be prior to the completion of three (3) Plan Years from the date the applicable Account is established. A Deferral Election shall not be made with respect to the applicable Scheduled Withdrawal Account for the Plan Year in which a payment is made from such Account to the Participant. The Participant may elect to receive distributions from a Scheduled Withdrawal Account in the form of a single lump sum or in annual installments over a period not to exceed four (4) years. A distribution in the form of annual installments shall be paid in the method described in Section 6.1(b)(ii).

(b) Termination of Employment Prior to Scheduled Withdrawal. If a Participant with a balance in a Scheduled Withdrawal Account(s) terminates his employment with Employer due to Retirement or Disability, such Scheduled Withdrawal Account(s) shall be paid to the Participant pursuant to subparagraph (a) above. Notwithstanding the foregoing, in the event the Participant terminates his employment for a reason other than due to Retirement or Disability, the Employer shall pay to the Participant the benefit due under this Section 6.6 in a single lump sum. If a Participant transfers his employment within the Company to a jurisdiction so that the Participant will no longer be subject to Federal income taxation in the United States, the Participant shall be deemed to have terminated employment and the Employer shall pay to the Participant the benefit due under this
         Section 6.6 in a single lump sum.


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6.7      Hardship Distribution

         Upon finding that a Participant or Beneficiary has suffered a Financial Hardship, the Administrative Committee may, in its sole discretion, make distributions from an Account prior to the time specified for payment of benefits under the Plan. The Hardship Distribution shall be made ratably from all Accounts. The amount of such distributions shall be limited to the amount reasonably necessary to meet the Participant's or Beneficiary's requirements during the Financial Hardship. Any amounts paid to a Participant pursuant to this Section 6.7 shall be treated as distributions from the Participant's Accounts.

         Following a complete distribution of the entire Account balance, a Participant and his Beneficiary shall be entitled to no further benefits under the Plan with respect to that Account.

         Applications for Hardship Distributions and determinations thereon by the Administrative Committee shall be in writing, and a Participant or Beneficiary may be required to furnish written proof of the Financial Hardship.

         Upon receiving a Hardship Distribution, a Participant's Deferral Elections shall cease and such Participant shall not participate in the Plan until the next enrollment period following one (1) full year from the date of the Hardship Distribution.

6.8      Valuation and Settlement

         With respect to a lump-sum payment, the Settlement Date for an Account shall be no more than thirty (30) days after the Valuation Date following such event for which the Participant or Beneficiary becomes entitled to payments on account of termination of employment. With respect to benefits that will be paid in installments pursuant to
         Section 6.1(b)(ii), the Settlement Date shall be the January 1 next following the Participant's Retirement date.

         The Settlement Date for a Hardship Distribution shall be no more than sixty (60) days after the last day of the month in which the Administrative Committee delivers a finding that the Participant or Beneficiary has suffered a Financial Hardship. The amount of the lump-sum payment for a Hardship Distribution shall be based on the value of the Participant's Account as of the Valuation Date at the end of the month in which the Administrative Committee delivers a finding that the Participant or his Beneficiary has suffered a Financial Hardship.


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6.9      Accelerated Distribution

         Notwithstanding any other provision of the Plan and upon written request to the Administrative Committee, a Participant shall be entitled to receive a lump-sum distribution equal to ninety percent (90%) of all Account balances as of the Valuation Date on the last day of the month in which the Administrative Committee receives the written request, provided the Administrative Committee receives such written request at least three (3) business days prior to the last day of such month. If the Administrative Committee receives the written request during the last three (3) business days of the month, the Participant shall be entitled to receive a lump sum distribution equal to ninety percent (90%) of all Account balances as of the Valuation Date on the last day of the next month. The remaining balance shall be forfeited by the Participant. The amount payable under this section shall be paid in a single lump sum within thirty (30) days after the Valuation Date for such distribution, as provided above. Such Participant shall not be eligible to make Deferral Elections until the next enrollment period following twelve (12) months from the date of the distribution.

6.10     Withholding and Payroll Taxes

         The Employer shall withhold from Plan payments made hereunder any taxes required to be withheld from such payments under federal, state or local law. Any withholding of taxes or other amounts with respect to contributions through Elected Deferred Compensation or otherwise, that is required by federal, state or local law, including but not limited to FICA taxes (including both OASDI and Medicare taxes), shall be withheld from the Participant's nondeferred base salary, bonus and/or other special compensation or award to the maximum extent possible with any excess being withheld from the Participant's Elected Deferred Compensation. Each Participant shall bear the ultimate responsibility for payment of all taxes owed under this Plan.

6.11     Payment to Guardian

         If a benefit is payable to a minor or a person declared incompetent or to a person incapable of handling the disposition of his property, the Administrative Committee may direct payment of such benefit to the guardian, conservator, legal representative or person having the care and custody of such minor, incompetent or incapacitated person. The Administrative Committee may require proof of minority, incompetency, incapacity, conservatorship or guardianship as it may deem appropriate prior to distribution of the benefit. Such distribution shall completely discharge the Administrative Committee from all liability with respect to such benefit.


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                           Article VII -- DESIGNATION

7.1      Beneficiary Designation

         Each Participant shall have the right, at any time, to designate a Beneficiary (both primary as well as contingent) to whom benefits under this Plan shall be paid if a Participant dies prior to complete distribution to the Participant of the benefits due such Participant under the Plan. Each Beneficiary designation shall be in a written form prescribed by the Administrative Committee, and will be effective only when filed with the Administrative Committee during the Participant's lifetime.

7.2      Changing Beneficiary

         Any Beneficiary designation may be changed by a Participant without the consent of the previously named Beneficiary by the filing of a new Beneficiary designation with the Administrative Committee. The filing of a new Beneficiary designation shall cancel all Beneficiary designations previously filed. If a Participant's Compensation is community property, any Beneficiary Designation shall be valid or effective only as permitted under applicable law.

7.3      No Beneficiary Designation

         In the absence of an effective Beneficiary designation, or if all designated Beneficiaries predecease the Participant or die prior to complete distribution of the Participant's benefits, the Participant's designated Beneficiary shall be deemed to be the Participant's estate.

7.4      Effect of Payment

         Payment to the Beneficiary shall completely discharge Employer's obligations under this Plan.


                     Article VIII-- FORFEITURES TO COMPANY

8.1 Distribution of Participant's Interest When Company is Unable to Locate Distributees

         If the Employer is unable, within three (3) years after a payment is due to a Participant or Beneficiary, to make such payment because it cannot ascertain, after making reasonable efforts, the whereabouts of the Participant or the identity or whereabouts of the Beneficiary, and neither Participant, his Beneficiary, nor his executor or administrator has made written claim therefore before the expiration of the aforesaid time limit, then in such case, the amount due shall be forfeited to the Employer.



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                          Article IX -- ADMINISTRATION

9.1      Committee; Duties

         The Administrative Committee shall have the authority to interpret and enforce all appropriate rules and regulations for the administration of the Plan and decide or resolve any and all questions, including interpretations of the Plan, as may arise in such administration. A majority vote of the Administrative Committee members in office at the time of the vote shall control any decision. The required majority action may be taken either by a vote at a meeting or without a meeting by a signed memorandum. Meetings may be conducted by telephone conference call. The Administrative Committee may, by majority action, delegate to one or more of its members the authority to execute and deliver in the name of the Administrative Committee all communications and documents which the Administrative Committee is required or authorized to provide under this Plan. Any party shall accept and rely upon any document executed in the name of the Administrative Committee.

9.2      Agents

         The Administrative Committee may employ agents and delegate to them such administrative duties as it sees fit, and may consult with counsel who may be counsel to the Company.

9.3      Binding Effect of Decisions

         The decision or action of the Administrative Committee with respect to any question arising out of or in connection with the administration, interpretation and application of the Plan and the rules and regulations promulgated hereunder shall be final, conclusive and binding upon all persons having any interest in the Plan.

9.4      Indemnity of Committee

         The Company shall indemnify and hold harmless the members of the Administrative Committee against any and all claims, loss, damage, expense or liability arising from any action or failure to act with respect to this Plan on account of such person's service on the Administrative Committee, except in the case of gross negligence or willful misconduct.


                          Article X-- CLAIMS PROCEDURE

10.1     Claim

         Any person claiming a benefit, requesting an interpretation or ruling under the Plan, or requesting information under the Plan, shall present the request in writing to the Administrative Committee which shall respond in writing within thirty (30) days.

10.2     Denial of Claim

         If the claim or request is denied, the written notice of denial shall state:

(a) The reason for denial, with specific reference to the Plan provisions on which the denial is based.

(b) A description of any additional material or information required and an explanation of why it is necessary.

(c)      An explanation of the Plan's claim review procedure.

10.3     Review of Claim

         Any person whose claim or request is denied or who has not received a response within thirty (30) days may request review by notice given in writing to the Administrative Committee. Such notice must be received by the Administrative Committee within sixty (60) days following the end of the thirty (30) day review period. The claim or request shall be reviewed by the Administrative Committee who may, but shall not be required to, grant the claimant a hearing. On review, the claimant may have representation, examine pertinent documents, and submit issues and comments in writing.

10.4     Final Decision

         The decision on review shall normally be made within sixty (60) days. If an extension of time is required for a hearing or other special circumstances, the claimant shall be notified and the time limit shall be one hundred twenty (120) days. The decision shall be in writing and shall state the reason and the relevant Plan provisions. All decisions on review shall be final and bind all parties concerned.

                 Article XI-- AMENDMENT AND TERMINATION OF PLAN

11.1     Amendment

(a) The Executive Compensation Committee of the Board may at any time amend the Plan, in whole or in part, provided however that no amendment shall be effective to decrease or restrict the amount credited to any Account maintained under the Plan as of the adoption date or effective date of the amendment, whichever is later.

(b) The Administrative Committee may adopt any technical, clerical, conforming or clarifying amendment or other change, provided:

(i)      The Administrative Committee deems it necessary or advisable to:

(A) Correct any defect, supply any omission or reconcile any inconsistency in order to carry out the intent and purposes of the Plan;

(B)      Maintain the Plan's status as a "top-hat" plan for purposes of ERISA;

         or

(C)      Facilitate the administration of the Plan;

(ii) The amendment or change does not, without the consent of the Executive Compensation Committee of the Board, materially increase the cost to the Employer of maintaining the Plan; and

(iii) Any formal amendment adopted by the Administrative Committee shall be in writing, signed by a member of the Committee and reported to the Executive Compensation Committee of the Board.

(c) Changes in Earnings Rate. If the Plan is amended so that a series of investment options is not used to calculate the Participants' investment gains and losses under the Plan, the rate of earnings to be credited to a Participant's Account shall not be less than the monthly equivalent of the average nominal annual yield on three (3) month Treasury bills for the applicable period.

11.2     Company's Right to Terminate

         The Executive Compensation Committee of the Board may, at any time, partially or completely terminate the Plan.

(a) Partial Termination. The Executive Compensation Committee of the Board may partially terminate the Plan by instructing the Administrative Committee not to accept any additional deferrals into the Plan. If such a partial termination occurs, the Plan shall continue to operate and be effective with regard to deferrals made prior to the effective date of such partial termination.

(b) Complete Termination. The Executive Compensation Committee of the Board may completely terminate the Plan by instructing the Administrative Committee not to accept any additional deferrals, and by terminating all ongoing Deferral Elections. If such a complete termination occurs, the Plan shall cease to operate and Employer shall distribute each Account. Payment shall be made in either the form of a lump sum payment as soon as practicable or such other form of payment as determined by the Executive Compensation Committee of the Board.

                 Article XII-- SPECIAL COMPENSATION AND AWARDS

12.1     Special Compensation and Awards

         Notwithstanding anything in the Plan to the contrary, the deferral of a special compensation award shall be governed by this Article XII. Unless directly addressed herein, the Participant's deferral of a special compensation award shall otherwise be governed by the requirements of the Plan.

12.2     Participation and Deferral Elections

         The Executive Compensation Committee of the Board shall designate the Participants eligible to elect a deferral under this Article XII. The Participant must file a Participant Agreement with the Administrative Committee for such deferral. The Participant's Deferral Election under this Article XII shall commence as of the first day of the next Plan Year following the date the Participant's Deferral Election is filed with the Administrative Committee.

12.3     Compensation Accounts

         The Participant may establish either a Retirement/Termination Account or a Scheduled Withdrawal Account under this Article XII. Such Account shall be separate and apart from any other Accounts of the Participant. The Participant shall be entitled to have up to two (2) separate Scheduled Withdrawal Accounts under this Article XII.

12.4     Investment and Earnings

         The Participant shall not be eligible to direct the investment of his deferral under this Article XII. The Participant's Account shall be credited with earnings based on the increase or decrease in the value of the common stock of the Company from the date of the Participant's deferral. In addition, the Participant's Account shall be credited with the value of any hypothetical dividends paid on the common stock of the Company during the period for which the Participant's maintains an Account established under this Article XII. The hypothetical dividends will be reinvested when payable in additional shares of the common stock of the Company. The value of the common stock of the Company for the purposes of this Article XII shall mean the closing price of the stock on the New York Stock Exchange - Composite Transaction on the relevant date of determination.

12.5     Distributions

         The Participant shall only be eligible to receive his benefits under this Article XII in the form of Company stock. If designated into a Retirement Account, the Participant shall be eligible to commence receipt of his benefits in such Account in the manner described in
         Section 6.1. The Retirement Benefit may be paid out in the form of a lump sum or in installment payments. A distribution in the form of annual installments shall be paid in the method described in Section 6.1(b)(ii).

         If designated into a Scheduled Withdrawal Account, the Participant shall be eligible to commence receipt of his benefits in such account on the date elected by the Participant at the time the Account was established. In no event shall the payment date be prior to the completion of two (2) Plan Years from the date the applicable Account is established. The Scheduled Withdrawal Account may be paid out in a single lump sum payment or in up to four (4) annual installments. A distribution in the form of annual installments shall be paid in the method described in Section 6.1(b)(ii). Notwithstanding the foregoing, the Participant shall be entitled to make a one-time election to defer commencement of the distributions from his Scheduled Withdrawal Account in the event the Participant notifies the Administrative Committee in writing of such election at least thirty (30) days prior to the close of the Plan Year immediately preceding the Plan Year in which the Scheduled Withdrawals were to begin. In such written election to defer commencement, the Participant shall inform the Administrative Committee of the new date upon which the Scheduled Withdrawals shall commence.


                         Article XIII -- MISCELLANEOUS

13.1     Unfunded Plan

         This plan is an unfunded plan maintained primarily to provide deferred compensation benefits for a select group of "management or highly-compensated employees" within the meaning of Sections 201, 301 and 401 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and therefore is exempt from the provisions of Parts 2, 3 and 4 of Title I of ERISA.

13.2     Unsecured General Creditor

         Participants and Beneficiaries shall be unsecured general creditors, with no secured or preferential right to any assets of Employer or any other party for payment of benefits under this Plan. Any life insurance policies, annuity contracts or other property purchased by Employer in connection with this Plan shall remain its general, unpledged and unrestricted assets. Employer's obligation under the Plan shall be an unfunded and unsecured promise to pay money in the future.

13.3     Trust Fund

         At its discretion, the Company may establish one or more trusts, with such trustees as the Company may approve, for the purpose of providing for the payment of benefits owed under the Plan. Although such a trust shall be irrevocable, its assets shall be held for payment to Employer's general creditors in the event of insolvency or bankruptcy. To the extent any benefits provided under the Plan with respect to an Employer's Participants are paid from any such trust, that Employer shall have no further obligation to pay them. If not paid from the trust, such benefits shall remain the obligation solely of that Employer.

13.4     Nonassignability

         Except in connection with designating a Beneficiary as provided under
         Article VII hereof, neither a Participant nor any other person shall have any right to commute, sell, assign, transfer, pledge, anticipate, mortgage or otherwise encumber, transfer, hypothecate or convey in advance of actual receipt the amounts, if any, payable hereunder, or any part thereof, which are, and all rights to which are, expressly declared to be unassignable and nontransferable. No part of the amounts payable shall, prior to actual payment, be subject to seizure or sequestration for the payment of any debts, judgments, alimony or separate maintenance owed by a Participant or any other person, nor be transferable by operation of law in the event of a Participant's or any other person's bankruptcy or insolvency.

13.5     Not a Contract of Employment

         This Plan shall not constitute a contract of employment between Employer and the Participant. Nothing in this Plan shall give a Participant the right to be retained in the service of Employer or to interfere with the right of Employer to discipline or discharge a Participant at any time.

13.6     Protective Provisions

         A Participant shall cooperate with Employer by furnishing any and all information requested by Employer in order to facilitate the payment of benefits hereunder, and by taking such physical examinations as Employer may deem necessary and taking such other action as may be requested by Employer.

13.7     Governing Law

         The provisions of this Plan shall be construed and interpreted according to the laws of the Commonwealth of Virginia, except as preempted by federal law.

13.8     Validity

         In case any provision of this Plan shall be held illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but this Plan shall be construed and enforced as if such illegal and invalid provision had never been inserted herein.

13.9     Gender

         The masculine gender shall include the feminine and the singular shall include the plural, except where the context expressly dictates otherwise.

13.10    Notice

         Any notice required or permitted under the Plan shall be sufficient if in writing and hand delivered or sent by registered or certified mail. Such notice shall be deemed as given as of the date of delivery or, if delivery is made by mail, as of the date shown on the postmark on the receipt for registration or certification. Mailed notice to the Administrative Committee shall be directed to the Company's address. Mailed notice to a Participant or Beneficiary shall be directed to the individual's last known address in Employer's records.

13.11    Successors

         The provisions of this Plan shall bind and inure to the benefit of Company and its successors and assigns. The term successors as used herein shall include any corporate or other business entity which shall, whether by merger, consolidation, purchase or otherwise acquire all or substantially all of the business and assets of Employer, and successors of any such corporation or other business entity.

                                        ALBEMARLE CORPORATION


                                             /s/ C.B. Walker

                                        Vice Chairman of the Board and
                                        Chief Financial Officer

                                        Dated: December 21, 2001

                                   Appendix A

                                Change in Control


1. A "Change in Control" shall mean the occurrence of any of the following events:

(a) any Person, or "group" as defined in section 13(d)(3) of the Securities Exchange Act of 1934 (excluding Floyd D. Gottwald, Bruce C. Gottwald, members of either of their families and any Affiliate), becomes, directly or indirectly, the Beneficial Owner of 20% or more of the combined voting power of the then outstanding Albemarle securities that are entitled to vote generally for the election of Albemarle's directors (the "Voting Securities") (other than as a result of an issuance of securities by Albemarle approved by Continuing Directors, or open market purchases approved by Continuing Directors at the time the purchases are made);

(b) as the direct or indirect result of, or in connection with, a reorganization, merger, share exchange or consolidation (a "Business Combination"), a contested election of directors, or any combination of these transactions, Continuing Directors cease to constitute a majority of Albemarle's board of directors, or any successor's board of directors, within two years of the last of such transactions;

(c) the shareholders of Albemarle approve a Business Combination, unless immediately following such Business Combination, (i) all or substantially all of the Persons who were the Beneficial Owners of the Voting Securities outstanding immediately prior to such Business Combination Beneficially Own more than 70% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the Company resulting from such Business Combination (including, without limitation, a company which as a result of such transaction owns Albemarle through one or more Subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the Voting Securities, (ii) no Person (excluding Floyd D. Gottwald, Bruce C. Gottwald, members of either of their families and any Affiliate and any employee benefit plan or related trust of Albemarle or the Company resulting from such Business Combination) Beneficially Owns 30% or more of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the Company resulting from such Business Combination and (iii) at least a majority of the members of the board of directors of the Company resulting from such Business Combination are Continuing Directors.

2. Definitions. For purposes of this Appendix A, the following terms shall have the following meanings:

(a) Affiliate and Associate shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended and as in effect on the date of this Agreement (the "Exchange Act").

(b)      Albemarle means Albemarle Corporation.

(c) Beneficial Owner means that a Person shall be deemed the "Beneficial Owner" and shall be deemed to "beneficially own," any securities:

         (i) that such Person or any of such Person's Affiliates or Associates owns, directly or indirectly;

         (ii) that such Person or any of such Person's Affiliates or Associates, directly or indirectly, has the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding (whether or not in writing) or upon the exercise of conversion rights, exchange rights, rights, warrants or options, or otherwise; provided, however, that a Person shall not be deemed to be the "Beneficial Owner" of, or to "beneficially own," securities tendered pursuant to a tender or exchange offer made by such Person or any such Person's Affiliates or Associates until such tendered securities are accepted for purchase or exchange;

         (iii) that such Person or any of such Person's Affiliates or Associates, directly or indirectly, has the right to vote, including pursuant to any agreement, arrangement or understanding, whether or not in writing; provided, however, that a Person shall not be deemed the "Beneficial Owner" of, or to "beneficially own," any security under this subsection as a result of an agreement, arrangement or understanding to vote such security if such agreement, arrangement or understanding: (1) arises solely from a revocable proxy given in response to a public proxy solicitation made pursuant to, and in accordance with the applicable provisions of the General Rules and Regulations under the Exchange Act and (2) is not also then reportable by such Person on Schedule 13D under the Exchange Act (or any comparable or successor report); or

         (iv) that are beneficially owned, directly or indirectly, by any other Person (or any Affiliate or Associates thereof) with which such Person (or any of such Person's Affiliates or Associates) has any agreement, arrangement or understanding (whether or not in writing), for the purpose of acquiring, holding, voting (except pursuant to a revocable proxy as described in the proviso to subsection (iii) of this definition) or disposing of any voting securities of Albemarle provided, however, that notwithstanding any provision of this definition, any Person engaged in business as an underwriter of securities who acquires any securities of Albemarle through such Person's participation in good faith in a firm commitment underwriting registered under the Securities Act of 1933, shall not be deemed the "Beneficial Owner" of, or to "beneficially own," such securities until the expiration of forty days after the date of acquisition; and provided, further, that in no case shall an officer or director of Albemarle be deemed (1) the beneficial owner of any securities beneficially owned by another officer or director of Albemarle solely by reason of actions undertaken by such persons in their capacity as officers or directors of Albemarle; or (2) the beneficial owner of securities held of record by the trustee of any employee benefit plan of Albemarle or any Subsidiary of Albemarle for the benefit of any employee of Albemarle or any Subsidiary of Albemarle, other than the officer or director, by reason of any influences that such officer or director may have over the voting of the securities held in the trust.

(d)      Company means Albemarle or any successor thereto.

(e) Continuing Director means any member of Albemarle's Board, while a member of that Board, and

         (i) who was a member of Albemarle's Board prior to April 27, 2000, or
         (ii) whose subsequent nomination for election or election to Albemarle's Board was recommended or approved by a majority of the Continuing Directors.

(f) Control Change Date means the date on which an event described in paragraph 1 occurs. If a Change in Control occurs on account of a series of transactions, the Control Change Date is the date of the last of such transactions.

(g) Person means any individual, firm, company, partnership or other entity.

(h) Subsidiary means, with references to any Person, any company or other entity of which an amount of voting securities sufficient to elect a majority of the directors or Persons having similar authority of such company or other entity is beneficially owned, directly or indirectly, by such Person, or otherwise controlled by such Person.